UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement

☒ Definitive Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

VIRTUS OIL AND GAS CORP.

(Name of Registrant as Specified In Its Charter)

1517 San Jacinto Street

Houston, Texas 77002

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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(2)	Aggregate number of securities to which transaction applies:___________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________

(4)	Proposed maximum aggregate value of transaction:____________

(5)	Total fee paid:____________

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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VIRTUS OIL AND GAS CORP.

1517 San Jacinto

Houston, TX 77002

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

This information statement has been mailed on or about February 5, 2016 to the shareholders of record on January 14, 2016 (the “Record Date”) of Virtus Oil and Gas Corp., a Nevada corporation (the “Company”), in connection with certain actions to be taken by the written consent by the holders of a majority of the voting power of the outstanding capital stock of the Company, dated as of January 14, 2016. The actions to be taken pursuant to the written consents may be taken on or about February 5, 2016, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By Order of the Board of Directors,

/s/ Rupert Ireland

Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF SHAREHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING SHARES OF STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE SHAREHOLDERS, DATED JANUARY 14, 2016.

To the Company’s Shareholders:

NOTICE IS HEREBY GIVEN that the following actions have been approved pursuant to the written consent of the holders of a majority of the voting power of the outstanding capital stock of the Company dated January 14, 2016, in lieu of a special meeting of the shareholders.

1.	To authorize the Board of Directors of the Company to amend its Certificate of Incorporation to increase the number of authorized shares of the Company from 150,000,000 to 525,000,000 shares.
2.	To Authorize the Board of Directors to amend the Company’s certificate of incorporation to effectuate a Reverse Stock Split of the Company’s Common Stock, $.001 par value, by a ratio of one-for-ten.
3.	To authorize the Board of Directors to create a new class of Preferred Stock having a par value of $0.001, to be issued from time to time by the Board of Directors in one or more series with such voting powers, full or limited, or no voting powers, and such designations, provisions, and relative, participating, preferential or other special rights and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors. The Board of Directors is expressly authorized to adopt such resolution or resolutions and issue such stock from time to time as may seem desirable. The total number of Preferred Stock shares that may be issued is 25,000,000.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the record date of January 14, 2016 (the “Record Date”), the Company's authorized capitalization consisted of 150,000,000 shares of Common Stock, of which 68,330,152 shares were issued and outstanding. Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders. However, because shareholders holding a majority of the voting rights of all outstanding shares of common stock as of the Record Date have voted in favor of the foregoing actions by resolution dated as of the Record Date, no other shareholder consents will be solicited in connection with this Information Statement.

Shareholders of record on the Record Date will be entitled to receive this notice and Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to the shareholders. The Company anticipates that the amendments discussed above will be effected on or about the close of business of March 25, 2016.

This Information Statement will serve as written notice to shareholders pursuant to Section 78.370 of the Nevada Revised Statutes.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify the Company's shareholders as of the Record Date of certain corporate actions expected to be taken pursuant to the consents or authorizations of shareholders representing a majority of the voting rights of the Company’s outstanding Common Stock.

Shareholders holding a majority of the voting power of the Company's outstanding stock voted in favor of the corporate matters outlined in this Information Statement, consisting of the amendments to the Company’s Certificate of Incorporation (the “Articles”) to authorize the Board of Directors of the Company to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 500,000,000 shares; a reverse stock split in the ratio of one-for-ten; and to authorize the Board of Directors of the Company to amend its Certificate of Incorporation to allow for the creation of Preferred Stock, to be issued at the discretion of the Board of Directors of the Company.

Who is Entitled to Notice?

Each outstanding share of Common Stock, as of the Record Date will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Shareholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the voting power of the Company's outstanding shares of stock voted in favor of the Actions.

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What Constitutes the Voting Shares of the Company?

The voting power entitled to vote on the Actions consists of the vote of the holders of a majority of the voting power of the outstanding capital stock comprised of the holders of the Company’s outstanding Common Stock, each of whom is entitled to one vote per share.  As of the Record Date, there were 66,830,152 shares of Common Stock issued and outstanding.

What Corporate Matters Will the Shareholders Vote For, and How Will They Vote?

Shareholders holding a majority of the voting power of the Company’s outstanding stock have voted in favor of the following Action(s):

1.	To authorize the Board of Directors of the Company to amend its Certificate of Incorporation to increase the number of authorized shares of the Company from 150,000,000 to 525,000,000 shares.
2.	To Authorize the Board of Directors to amend the Company’s certificate of incorporation to effectuate a Reverse Stock Split of the Company’s Common Stock, $.001 par value, by a ratio of one-for-ten.
3.	To authorize the Board of Directors to create a new class of Preferred Stock having a par value of $0.001, to be issued from time to time by the Board of Directors in one or more series with such voting powers, full or limited, or no voting powers, and such designations, provisions, and relative, participating, preferential or other special rights and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors. The Board of Directors is expressly authorized to adopt such resolution or resolutions and issue such stock from time to time as may seem desirable. The total number of Preferred Stock shares that may be issued is 25,000,000.

What Vote is Required to Approve the Actions?

The affirmative vote of a majority of the voting power of the shares of the Company’s Common Stock outstanding on the applicable record date was required for approval of the Actions. A majority of the voting power of the outstanding shares of Common Stock have voted in favor of the Actions.  The holders who have voted in favor of the Actions comprise three persons named in the beneficial ownership table appearing on the following page, consisting of Rupert Ireland, Brett Murray and Steven Plumb, and also include three other persons/entities not named in such table.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of January 14, 2016 by (i) each person who is known by us to beneficially own more than 5% of the Company’s Common Stock; (ii) each of the Company’s officers and directors; and (iii) all of the Company’s officers and directors as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”) and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common stock beneficially owned and percentage ownership is based on 68,330,152 shares outstanding on the Record Date and assuming the exercise of any options or warrants or conversion of any convertible securities held by such person, which are presently exercisable or will become exercisable within 60 days of the Record Date.

Title Of Class	Beneficial Owner of Shares (1)	Amount of Beneficial Ownership	Percent of Class (2)

Common	Rupert Ireland, Chief Executive Officer	29,500,000	44.14%
Common	Brett Murray, Chief Operating Officer	1,000,000	1.50%
Common	Steven M. Plumb, CPA, Chief Financial Officer	970,258	1.45%

	All Directors and Officers as a group (3 persons)	31,470,258	47.09

_____________________

(1)	Except as otherwise indicated, the address of each beneficial owner is the Company’s address.
(2)	Applicable percentage ownership is based on 68,330,152 shares of common stock outstanding as of January 14, 2016, together with securities exercisable or convertible into shares of common stock within 60 days of January 14, 2016 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of January 14, 2016 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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ACTION I

TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECTUATE THE

AMENDMENT OF THE COMPANY’S CERTIFICATE

OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED COMMON STOCK

The Board of Directors and the holders of a majority of the voting power of the Company’s shareholders have adopted resolutions approving an amendment to the Company’s Articles to increase the number of authorized shares of Common Stock of the Company (the “Increase of Authorized Common Stock”), as described below.

The form of the amendment to the Company’s Articles to increase the Company’s authorized shares of common stock will be substantially as set forth on Appendix A (subject to any changes required by applicable law). The Increase of Authorized Common Stock would authorize the Company’s Board of Directors to effect an Increase of Authorized Common Stock of the Company from 150,000,000 shares to 500,000,000 shares.

Reasons for the Increase of Authorized Common Stock

The general purpose of the Increase of Authorized Common Stock is to enhance the Company’s ability to finance the development and operation of its business.

Potential uses of the additional authorized shares of common stock may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Increasing the authorized number of shares of the Common Stock will give the Company greater flexibility and will allow the Company to issue such shares in most cases without the expense or delay of seeking stockholder approval. Except as previously disclosed in the Company’s annual, quarterly and current reports with the SEC, the Company currently has no specific agreements with respect to the additional authorized but unissued shares of Common Stock and has no specific plans to issue any such shares. However, the Company may in the future issue shares of its Common Stock in connection with financing transactions and other corporate purposes which its Board of Directors believes will be in the best interest of the Company’s stock holders, including in connection with respect to agreements with athletes who endorse the Company’s products. Shares of Common Stock carry no pre-emptive rights to purchase additional shares.

Effect of the Increase of Authorized Common Stock

The Increase of Authorized Common Stock will not have any immediate effect on the rights of existing stockholders and, except as previously disclosed in the Company’s annual, quarterly and current reports with the Commission, the Company currently has no specific agreements with respect to the additional authorized but unissued shares of Common Stock and has no specific plans to issue any such shares. However, the Company’s board of directors will have the authority to issue authorized shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of common stock are issued in the future, they will decrease the existing stockholders’ percentage equity ownership and, depending upon the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional shares could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

No Appraisal Rights

Under Nevada law and the Company’s charter documents, holders of the Company’s Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Increase of Authorized Common Stock.

Interests of Certain Persons in the Action

Certain of the Company’s officers and directors have an interest in this Action as a result of their ownership of shares of our common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” above. However, we do not believe that our officers or directors have interests in this Action that are different from or greater than those of any other of our stockholders.

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ACTION II

APPROVAL OF 1-FOR-1O REVERSE STOCK SPLIT

Shareholders are being asked to approve, subject to final action of the Board of Directors, a proposed amendment of our Articles of Incorporation under which the Company will effect a 1-for-10 Reverse Stock Split (the “Reverse Split”) of the issued and outstanding shares of Common Stock of the Company, such that stockholders holding fractional shares after the Reverse Split because the number of shares of common stock they hold before the Reverse Split is not evenly divisible by the split ratio will be issued one whole share in exchange for any fractional interest that such stockholder would have been eligible to receive as a result of the Reverse Split. The text of the proposed amendment to effect the Reverse Split is set forth in the form of the proposed Certificate of Amendment to the Articles of Incorporation attached to this proxy statement as Exhibit A.

The Reverse Split is intended to take effect, subject to Shareholder approval and subsequent final action by our Board of Directors, on the date the Company files the proposed Articles of Amendment with the Secretary of State of the State of Nevada, or on any later date that the Company may specify in such Articles of Amendment. Our Board of Directors has retained authority to determine whether and when to file the proposed Articles of Amendment to effect the Reverse Split, notwithstanding the authorization of the Reverse Split by our shareholders.

Reasons for the reverse stock split

We believe that the current low per share market price of our common stock may impair its marketability to and acceptance by institutional investors and other members of the investing public.  In addition, the low per share market price may create a negative impression of the Company. Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our common stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of stock.

We further believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company's market capitalization. If the Reverse Split successfully increases the per share price of our common stock, we believe this increase will enhance our ability to attract and retain employees and service providers.

We anticipate that the decrease in the number of shares of our outstanding common stock as a consequence of the Reverse Split, and the anticipated increase in the price per share, will encourage greater interest in our common stock by the financial community and the investing public, help us attract and retain employees and other service providers, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Split is made effective, particularly if the price per share of our common stock decreases after the Reverse Split is made effective.

There can be no assurance that the Reverse Split will achieve any of the desired results. There also can be no assurance that the price per share of our common stock immediately after the Reverse Split will increase proportionately with the Reverse Split, or that any increase in the price per share will be sustained for any period of time.

The Reverse Split May Not Result in an Increase in the Per Share Price of Our Common Stock; There Are Other Risks Associated with the Reverse Split

We cannot predict whether the Reverse Split will increase the market price for our common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•	the market price per share of our common stock after the Reverse Split will rise in proportion to the reduction in the number of shares outstanding before the Reverse Split;
•	the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; or
•	the Reverse Split will result in a per share price that will increase our ability to attract and retain employees and other service providers.

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The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Split is made effective and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Split.

Effect of the reverse stock split

The Company has 68,330,152 shares of common stock outstanding as of the date of record. After the reverse split is completed, the Company would have approximately 6,833,015 shares outstanding. The total number of shares of common stock each stockholder holds will be reclassified automatically into the number of shares of common stock equal to the number of shares of common stock each stockholder held immediately before the Reverse Split divided by the exchange ratio approved by the stockholders as set forth in this Proposal.

The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests, except to the extent that the Reverse Split would result in any stockholder owning a fractional share. Stockholders holding fractional shares after the Reverse Split because the number of shares of common stock they hold before the Reverse Split is not evenly divisible by the split ratio will be issued one whole share in exchange for any fractional interest that such stockholder would have been eligible to receive as a result of the Reverse Split. The par value of our common stock would remain unchanged at $0.001 per share. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

No Appraisal Rights

Under Nevada law and our charter documents, holders of our common stock are not entitled to dissenter’s rights of appraisal rights with respect to the Reverse Split.

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ACTION III

TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECTUATE THE

AMENDMENT OF THE COMPANY’S CERTIFICATE

OF INCORPORATION TO CREATE PREFERRED STOCK

The Board of Directors and the holders of a majority of the voting power of the Company’s shareholders have adopted resolutions approving an amendment to the Company’s Articles to create a new class of Preferred Stock having a par value of $0.001, to be issued from time to time by the Board of Directors in one or more series with such voting powers, full or limited, or no voting powers, and such designations, provisions, and relative, participating, preferential or other special rights and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors. The Board of Directors is expressly authorized to adopt such resolution or resolutions and issue such stock from time to time as may seem desirable. The total number of Preferred Stock shares that may be issued is 25,000,000.

The form of the amendment to the Company’s Articles to increase the Company’s authorized shares of common stock will be substantially as set forth on Appendix A (subject to any changes required by applicable law).

Reasons for the Creation of Preferred Stock

The general purpose of the creation of Preferred Stock is to enhance the Company’s ability to finance the development and operation of its business.  Potential uses of the preferred stock may include public or private offerings, conversions of convertible securities, issuance of options pursuant to employee benefit plans, acquisition transactions and other general corporate purposes. Creation of the Preferred Stock will give the Company greater flexibility and will allow the Company to issue such shares in most cases without the expense or delay of seeking stockholder approval. Except as previously disclosed in the Company’s annual, quarterly and current reports with the SEC, the Company currently has no specific agreements with respect to newly created and authorized but unissued shares of Preferred Stock and has no specific plans to issue any such shares. However, the Company may in the future issue shares of its Preferred Stock in connection with financing transactions and other corporate purposes which its Board of Directors believes will be in the best interest of the Company’s stock holders.

Effect of the Creation of Preferred Stock

The Creation of Preferred Stock will not have any immediate effect on the rights of existing stockholders and, except as previously disclosed in the Company’s annual, quarterly and current reports with the SEC, the Company currently has no specific agreements with respect to newly created but unissued shares of Preferred Stock and has no specific plans to issue any such shares. However, the Company’s board of directors will have the authority to issue authorized shares of preferred stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or exchange regulations. The newly authorized Preferred Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued preferred stock could be issued (within limits imposed by applicable law) in one or more transactions. Any such issuance of additional shares could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

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FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

HOUSEHOLDING

Only one Information Statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help us reduce our printing and mailing costs. We undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered.

If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send your request to: VIRTUS OIL AND GAS CORP., 1517 San Jacinto Street, Houston, Texas 77002 or call us at (281) 806-5000. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, you may send your request to the above mailing address or call the above phone number.

ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each shareholder receiving this Information Statement a copy of the Company's Annual Report on Form 10-K filed on March 3, 2015, which includes audited financial statements for the period ended November 30, 2014 and 2013, and the quarterly report on Form 10-Q for the quarters ended February 28, 2015, May 31, 2015, and August 31, 2015, including the financial statements and financial statement schedule information included therein, as filed with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

By order of the Board of Directors

January 14, 2016

/s/ Rupert Ireland

Rupert Ireland

Chief Executive Officer

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Appendix A

This Form is to Accompany Restated Articles or Amended and Restated Articles of Incorporation

(Pursuant to NRS 78.403, 82.371, 86.221, 87A, 88.355 or 88A.250)

(This form is also to be used to accompany Restated Articles or Amended and Restated Articles for Limited-Liability

Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

VIRTUS OIL AND GAS CORP.

2. The articles are: (mark only one box)    ☐ Restated      ☒ Amended and Restated

Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box:

☐	No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:__________________
☐	The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
☐	The entity name has been amended.
☐	The registered agent has been changed. (attach Certificate of Acceptance from new registered agent)
☒	The purpose of the entity has been amended.
☐	The authorized shares have been amended.
☐	The directors, managers or general partners have been amended.
☐	IRS tax language has been added.
☐	Articles have been added.
☐	Articles have been deleted.
☒	Other. The articles or certificate have been amended as follows: (provide article numbers, if available):

SEE ATTACHED EXHIBIT 1 and 2, and

A REVERSE STOCK SPLIT OF THE COMMON STOCK OF COMPANY OF 1 FOR 10 HAS BEEN APPROVED BY THE SHAREHOLDERS.

4. effective date and time of filing (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

* This form is to accompany Restated Articles or Amended and Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles for certificates.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Restated Articles

Revised: 1-5-15

EXHIBIT 1

ARTICLE THREE

HAS BEEN AMENDED TO READ:

The Corporation shall have the authority to issue Five Hundred Twenty-five Million (525,000,000) shares of stock, of which Five Hundred Million (500,000,000) will. be designated as common stock, par value $0.001 per share and Twenty-five Million (25,0(10,000) will be designated as preferred stock, par value $0.001 per share.

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EXHIBIT 2

AMENDED ARTICLES OF INCORPORATION
OF VIRTUS OIL AND GAS CORP.

Pursuant to the provisions of Sections 78.390 and 78.403 of the Nevada Revised Statutes ("NRS") the undersigned, an officer of Virtus Oil and (has Corp. (the "Corporation"), submits the following Certificate (this "Certificate") amending and restating the Articles of Incorporation, as provided herein:

1. The name of the Corporation is Virtus Oil and Gas Corp. The original Articles of incorporation (the "Original Articles") were filed by the Corporation with the Nevada Secretary of State on September 30, 2009.

2. Pursuant: to Section 78.403 of the NRS, these Articles amend and restate the entire Articles of Incorporation of the Corporation. The full text of all such amendments to the Amended Articles are contained in these Articles, and each such amendment has been effected in conformity with the Act.

3. These Articles and the amendments to the Amended Articles included herein have been approved in the manner required by the Act, the Amended Articles and the Corporation's Bylaws. These Articles and the amendments to the Amended Articles included herein were approved and adopted by the Board of Directors of the Corporation, and by at least a majority of all stockholders of the Corporation entitled to vote thereon.

4. This Certificate shall become effective on tiling.

5. The text of the entire Articles of Incorporation are restated herein, to read in their entirety as follows:

ARTICLE ONE

The name of the corporation is Virtus Oil and Gas Corp. (the "Corporation").

ARTICLE TWO

The purposes of the Corporation shall he to engage in any lawful act or activity for which a corporation may be organized under Chapter 78 of NRS.

ARTICLE THREE

The Corporation shall have the authority to issue Five Hundred Twenty-five Million (525,000,000) shares of stock, of which Five Hundred Million (500,000,000) will be designated as common stock, par value $0.001 per share and Twenty-five Million (25,000,000) will be designated as preferred stock, par value $0.001 per share.

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ARTICLE FOUR

The Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation, including any Bylaw adopted by the stockholders.

ARTICLE FIVE

The Corporation may indemnify each person who is or was a director or officer of the Corporation to the fullest extent permissible under applicable Nevada law and any successor statutes under the NRS. The Board of Directors of the Corporation, in its sole discretion, shall have the power, on behalf of the Corporation, to indemnity such other persons for whom indemnification is permitted by such provisions of the NRS, to the fullest extent permissible thereunder, and may purchase such liability indemnification and/or other similar insurance as the Board of Directors from time to time shall deem necessary or appropriate, in its sole discretion.

The power to indemnify author obtain insurance provided in this Article Five shall be cumulative of any other power of the Board of Directors and/or any rights to which such a person or entity may be entitled by law, the Articles of Incorporation and/or Bylaws of the Corporation, contract, other agreement, vote or otherwise.

The undersigned does make and file these Amended and Restated Articles of Incorporation, hereby declaring and certifying that the facts stated herein are true and accordingly has set his hand hereto on March 1, 2016.

VIRTUS OIL AND GAS CORP.

By: /s/Rupert Ireland
Rupert Ireland
President

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